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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): APRIL 17, 2000
                                                          --------------

                               CUMULUS MEDIA INC.
                               ------------------
             (Exact Name of Registrant as specified in its charter)



          ILLINOIS                 000-24525                   36-4159663
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(State or other jurisdiction    (Commission File             (IRS Employer
      of incorporation)              Number)                Identification No.)



            111 EAST KILBOURN AVENUE, SUITE 2700, MILWAUKEE, WI 53202
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (414) 615-2800
                                                           --------------


                                      NONE
                                      ----
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant

     (a) On April 17, 2000, Cumulus Media Inc. (the "Registrant") was notified by PricewaterhouseCoopers LLP ("PwC") that it had resigned as independent accountants of the Registrant.

     The reports of PwC on the Registrant's consolidated financial statements as of December 31, 1999 and 1998 and for each of the years then ended did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period from January 1, 1998 through April 17, 2000, PwC and the Registrant did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements of the Registrant for the years ended December 31, 1999 and 1998.

     Except for the matters reported in the following paragraph, during the two most recent fiscal years and through April 17, 2000, there have been no reportable events as defined in Regulation S-K Rule 304 (a)(1)(v).

     PwC has informed the Audit Committee of the Board of Directors of the Registrant of the following material weaknesses, which came to PwC's attention in connection with the audit of the consolidated financial statements of the Registrant for the year ended December 31, 1999: (a) the Registrant's internal controls over the recognition of revenue failed to detect, on a timely basis, that spot, package billing and non-traditional revenues had been recorded in advance of when the spots aired or events occurred and (b) the Registrant's internal controls over related party transactions failed to ensure, on a timely basis, that amendments to related party service agreements were appropriately reviewed and approved prior to being recorded in the financial records of the Registrant.

     As a result, PwC expanded the scope of its testing relating to revenue recognition for the year ended December 31, 1999. Concurrently, the Registrant restated its 1999 quarterly results as disclosed in its press release dated March 16, 2000.

     The Registrant requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of such letter dated April 24, 2000 is attached as an exhibit to this Form 8-K.

           (b) The Registrant is in the process of engaging new independent accountants and intends to complete such process as soon as possible.

Item 7. Financial Statements and Exhibits.


           (c)  Exhibits:

                16.1  Letter from PwC re: Change in Certifying Accountant

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CUMULUS MEDIA INC.



                                By:     /s/ Richard W. Weening
                                   ---------------------------
                                       Richard W. Weening
                                       Executive Chairman
                                       and Treasurer



Date: April 24, 2000


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                                  EXHIBIT INDEX


                                                                   Sequentially
   Exhibit No.                   Description                         Numbered
                                                                       Page

       16.1         Letter from PwC re: Change in Certifying Accountant